SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 23, 2012

Date of Report

(Date of Earliest Event Reported)

GEO POINT TECHNOLOGIES, INC.

 (Exact Name of Registrant as Specified in its Charter)

UTAH	000-53182	11-3797590
(State or other jurisdiction of incorporation(	(Commission File No.)	(IRS Employer I.D. No.)

2319 Foothill Drive, Suite 160

Salt Lake City, Utah 84109

(Address of Principal Executive Offices)

801-810-4662

Registrant’s Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 13, 2012, Geo Point Technologies, Inc., a Utah corporation (“Geo Point Utah” [the “Registrant”]), formed a wholly-owned subsidiary, Geo Point Resources, Inc., a Nevada corporation (“Geo Point Nevada”), and assigned to Geo Point Nevada all of the assets and business utilized in its Environmental and Engineering Divisions, which business had been continuously conducted by it or its predecessors since 1997, along with its rights in a License Agreement that is believed to comprise hydrocarbon-indicating methods technology.  The assignment was subject to the assumption of all liabilities related to these Divisions and the delivery of certain indemnifications by Geo Point Nevada.  Geo Point Nevada was formed, and these assets were transferred to it by Geo Point Utah, in order to separate these business operations from those carried on by Geo Point Utah in Kazakhstan.  The intent of the Board of Directors was that the shares of common stock of Geo Point Nevada would be spun-off to the stockholders of Geo Point Utah as soon as was deemed to be reasonably practicable.

The spin-off described below is not intended and should not be considered to be an inducement of any person to purchase shares of common stock of Geo Point Utah or Geo Point Nevada.

The assets transferred to Geo Point Nevada included various items of miscellaneous office and field equipment, including research, testing and laboratory equipment; four used motor vehicles; the rights of Geo Point Utah to such License Agreement; related rights, privileges and licenses required to conduct these Divisions’ business operations; and all cash on hand in these Divisions’ bank accounts on the record date of the spin-off (as defined below).  For an exact description of the transferred assets, see Exhibit A to the Separation Agreement, Exhibit 10.1 hereto, in Item 9.01.  The carried value of these assets on Geo Point Utah’s financial statements at June 30, 2012, was $45,007, which included $29,756 in cash.  See the unaudited condensed pro forma balance sheet of Geo Point Utah in Item 9.01(b) and related footnotes.

Geo Point Nevada filed an S-1 Registration Statement (the “S-1”) with the Securities and Exchange Commission (the “SEC”) and the State of Utah (by coordination) on October 24, 2012.  The S-1 is not incorporated herein for any purpose.  Utah requires registration or an exemption from registration for any dividend by other than an “issuer,” and Geo Point Utah was not deemed to be an “issuer” for the purposes of the spin-off dividend of Geo Point Nevada common stock.  The S-1 is subject to review and comment by the SEC and the Utah Division of Securities; it cannot be considered to be complete; no assurance can be given that the S-1 will be declared effective by the SEC or the Utah Division of Securities; and no assurance can be given that Geo Point Utah will not abandon the spin-off if the S-1 does not become effective.

With respect to the S-1, neither the SEC nor any state securities regulator, including the Utah Division of Securities, has approved or disapproved any of these securities, or determined if the Prospectus filed by Geo Point Nevada as part of its S-1 is truthful or complete.  Any representation to the contrary is a criminal offense.

Reasons cited for the spin-off.

The Geo Point Utah Board of Directors cited the following business purposes that would be accomplished by their Board resolutions and the stock dividend of Geo Point Nevada that would be a result of the spin-off:

(i)

to protect Geo Point Utah’s Kazakhstan oil refining operations from exposure to potential lawsuits and claims against the Environmental and Engineering Divisions under the U.S. environmental regulatory laws, rules and regulations, violations of which can sometimes result in extreme liability for damages or fines, and clients of these Divisions may have greater incentive to seek recovery from it and its Kazakhstan operations;

(ii)

to allow the respective management of the Environmental and Engineering Divisions and our Kazakhstan operations to focus on their separate enterprises, rather than the combined operations of these businesses;

(iii)

to facilitate each of the respective entities’ abilities to grow and attract funding on their own merits without the complication of explaining unrelated operations, when potential investors in environmental remediation are not necessarily interested in oil refining operations in Kazakhstan and similarly, potential investors in the oil trading and refining business in Kazakhstan may not like the uncertainty associated with an environmental remediation firm in the U.S; and

(iv)

to reduce the logistics associated with managing two separate and distinct businesses that are so geographically distant.

Summary of the spin-off.

The following is a summary of the spin-off:

•

The spin-off will be pro rata, one for one, with each stockholder of Geo Point Utah receiving one share of common stock of Geo Point Nevada for each share of common stock of Geo Point Utah owned on the record date.

•

The spin-off will be registered with the SEC and applicable states where such dividend is deemed to be required to be registered (Utah only).

•

Based upon the current number of outstanding shares of Geo Point Utah, 30,065,000 shares of Geo Point Nevada would be spun-off to the Geo Point Utah stockholders.

•

The spin-off date or the record date will be a date that is 10 days after the effective date of the S-1.

•

The spin-off will be reflected in a book-entry share transfer and registration system.  Instead of receiving physical stock certificates, record date holders (excluding ex-dividend holders [as defined below]) who currently hold certificates representing Geo Point Utah shares will receive, for every share of Geo Point Utah held on the spin-off date, one share of Geo Point Nevada common stock credited to book-entry accounts established for them by Geo Point Nevada’s transfer agent, advice of which will be provided to each Geo Point Utah stockholder by Interwest Transfer Company Inc. (“Interwest”), 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117 (Telephone: (801) 272-9294; Fax: (801) 277-3147).  Interwest is the stock transfer and registrar agent of both Geo Point Utah and Geo Point Nevada.

•

The spin-off will be taxable to the recipient, as with any dividend.

•

There will be no public market for the Geo Point Nevada shares on the record date; however, Geo Point Nevada intends to request a broker-dealer to file a Form 211 with the Financial Industry Regulatory Authority (“FINRA”) as soon as practicable following the effective date of the S-1, to request quotations of its common stock on the OTCBB or the OTC Markets, Inc. “Pink Sheet,” and it is anticipated that the spin-off payment date will be the date that FINRA allows such quotations, though no assurance can be given that FINRA will grant such quotations.

•

No dissenters’ rights are applicable to the spin-off.

•

The expenses of the spin-off are estimated at approximately $68,500, most of which comprise legal and accounting fees and all of which will be borne by Geo Point Utah.

•

Following the spin-off, Geo Point Nevada will account for its assets and liabilities based on the historical values at which they were carried on the financial statements of Geo Point Utah immediately prior to the spin-off.

•

Geo Point Utah stockholders will not have to relinquish any of their stockholdings in Geo Point Utah to receive the stock dividend in Geo Point Nevada or to provide any consideration for the shares of Geo Point Nevada they will receive in the spin-off.

•

From and after the spin-off date, Geo Point Nevada will conduct the business operations of the Environmental and Engineering Divisions formerly conducted by Geo Point Utah; and Geo Point Utah will continue to conduct its remaining business operations, primarily consisting of its oil refining facility in Karatau, Kazakhstan.

Certain federal tax implications of the spin-off.

The following is a summary of certain material U.S. federal income tax consequences relating to the spin-off.  The summary is based on the Internal Revenue Code (the “Code”), the Treasury regulations promulgated thereunder (the “Treasury Regulations”) and interpretations of the Code and Treasury Regulations by the courts and the Internal Revenue Service (the “IRS”), all as they exist as of the date of this Current Report and all of which are subject to change at any time, possibly with retroactive effect.

This summary does not discuss all tax considerations that may be relevant to stockholders in light of their particular circumstances, nor does it address the consequences to stockholders subject to special treatment under the U.S. federal income tax laws, including, without limitation:

•

Non-U.S. persons;

•

Insurance companies;

•

Dealers or brokers in securities or currencies;

•

Tax-exempt organizations;

•

Financial institutions;

•

Mutual funds;

•

Pass-through entities and investors in such entities;

•

Holders who hold their shares as a hedge or as part of a hedging, straddle, conversion, synthetic security, integrated investment or other-risk reduction transaction;

•

Holders who are subject to the alternative minimum tax; or

•

Holders who acquired their shares upon the exercise of employee stock options or otherwise as compensation.

In addition, this summary does not address the U.S. federal income tax consequences to Geo Point Utah stockholders who do not hold their shares of common stock as a capital asset.  Finally, this summary does not address any state, local or foreign tax consequences.

Geo Point Utah stockholders are urged to consult their own tax advisor concerning the U.S. federal, state and local and any non-U.S. tax consequences of the spin-off.

All Geo Point Utah stockholders should consult their own tax advisors concerning the specific tax consequences of the spin-off of Geo Point Nevada common stock in light of their particular circumstances.  This summary is not intended to be, nor should it be construed to be, legal or tax advice to any particular investor.

Geo Point Utah stockholders receiving shares of Geo Point Nevada common stock in the spin-off should be treated as if such stockholder had received a distribution in an amount equal to the fair market value of Geo Point Nevada common stock received, which would result in: (1) a taxable dividend to the extent of such stockholder’s pro rata share of Geo Point Utah’s current and accumulated earnings and profits; (2) a reduction in such stockholder’s basis in Geo Point Utah common stock to the extent the amount received exceeds such stockholder’s share of earnings and profits; and (3) a taxable gain to the extent the amount received exceeds the sum of the amount treated as a dividend and the stockholder’s basis in the Geo Point Utah common stock.  Any such gain would generally be a capital gain if the Geo Point Utah common stock is held as a capital asset on the spin-off date.  In addition, Geo Point Utah would recognize a taxable gain to the extent the fair market value of Geo Point Nevada common stock distributed in the spin-off exceeded its tax basis in such common stock.

Certain related agreements regarding the spin-off.

In connection with the spin-off, effective October 24, 2012, Geo Point Utah and Geo Point Nevada entered into a Separation Agreement  and Tax Matters Agreement under which each agreed to be responsible for certain liabilities and obligations following the spin-off and under which other rights, obligations and duties respecting the separation of the two companies is governed.

Separation Agreement

This Separation Agreement sets forth the agreements between Geo Point Nevada and Geo Point Utah with respect to the principal corporate transactions required to effect the spin-off, and a number of other agreements governing the relationship between Geo Point Nevada and Geo Point Utah following the spin-off; it was entered into on October 23, 2012.  The Separation Agreement also provides for the transfer to Geo Point Nevada of all of the assets and liabilities relating to its business, which was approved by the Geo Point Utah Board of Directors on June 13, 2012, on Geo Point Nevada’s formation. However, these companies will only complete the spin-off if specified conditions are met. These conditions include:

•

The transfer to Geo Point Nevada of all of the assets and liabilities attributable to the Environmental and Engineering Divisions business;

•

The Securities and Exchange Commission and the State of Utah declaring effective the S-1;

•

Receipt of material consents and approvals (no material consents remain to be obtained); and

•

The absence of any injunction or similar order preventing the consummation of the spin-off.

Even if these conditions are satisfied, other events or circumstances, including litigation, could occur that could affect the timing or terms of the spin-off or Geo Point Utah’s ability or plans to complete the spin-off.  As a result of any such events or circumstances, the spin-off may not occur and, if it does occur, it may not occur on the terms or in the manner described, or in the time frame contemplated.  The decision to effectuate or to abandon the spin-off is left to the sole discretion of Geo Point Utah’s Board of Directors.  Geo Point Utah does not anticipate any event that will result in abandoning the spin-off, unless the Board of Directors of Geo Point Utah determines that the time, management resources and costs make it more reasonable to dispose of Geo Point Nevada by sale or otherwise; or if the SEC and the Utah Division of Securities do not respectively grant Geo Point Nevada an effective date on its S-1 and State of Utah coordinated filing of its S-1; or if Geo Point Utah subsequently determines to issue the dividend in a spin-off of “restricted securities” and files a Form 10 Registration Statement with the SEC and the Utah Division of Securities prior to effecting the dividend and the Utah Division of Securities does not grant Geo Point Utah an exemption from the registration requirements of the Utah Uniform Securities Act to effect the dividend.  The spin-off dividend is considered to be an “offer or sale” of a security under the Utah Uniform Securities Act because Geo Point Utah is not the “issuer” of the dividend of the Geo Point Nevada shares of common stock to be issued in the spin-off; accordingly, the dividend must be registered with the Utah Division of Securities, or the Utah Division of Securities must grant Geo Point Nevada an exemption from such registration provisions..

The material terms of the Separation Agreement are:

•

The parties will take all action necessary to effect the transfer of all of the assets, subject to all liabilities, that were utilized by Geo Point Utah in its Environmental and Engineering Divisions, including certain operating cash resources maintained for these operations, along with the License Agreement for the hydrocarbon-indicating technology that was previously assigned by Mr. Lachmar to Geo Point Utah.

•

Geo Point Utah will maintain ownership of all other assets not conveyed to Geo Point Nevada.

•

The parties will cooperate in transferring or obtaining all required consents, licenses and the like required for Geo Point Nevada to conduct the business operations formerly conducted by Geo Point Utah through these Divisions.

•

All necessary governmental action required to effect the spin-off shall be taken in a commercially reasonable manner by the parties.

•

Geo Point Utah shall pay all expenses of the spin-off and make all required stockholder mailings or governmental filings with the aid and assistance of Geo Point Nevada.

•

The parties will cooperate in all respects concerning business and accounting records and stock transfer records as may be applicable to the spin-off or the transferred Divisions and the License Agreement and any applicable accounting issues.

•

The determination of liabilities and related assumptions of liabilities shall be calculated as of the spin-off date or record date and each party shall be responsible for its own liabilities and actions from that point forward, though the transfer of assets by Geo Point Utah to Geo Point Nevada provides for assumption of all liabilities of these Divisions as of June 13, 2012, and the indemnification of Geo Point Utah from and against all such liabilities of these Divisions at that date.

•

Each party shall indemnify and hold the other harmless from and against any failure to comply with its obligations, including, the payment or discharge of any liability of their respective businesses prior to or after the spin-off date or failure of management oversight of their respective businesses, among other rights.

Geo Point Utah is unable to determine an exact dollar amount of the liabilities that Geo Point Nevada will assume under the Separation Agreement, but estimate it will be approximately $97,032 as of June 30, 2012.

In addition, the Separation Agreement also includes operating principles that will govern Geo Point Nevada’s and Geo Point Utah’s conduct concerning, and use of, specified instruments and other technologies currently utilized by one or both of Geo Point Nevada and Geo Point Utah.

Tax Matters Arrangement

The Tax Matters Agreement was also entered into on October 23, 2012, between Geo Point Nevada and Geo Point Utah for the purpose of completing the spin-off of Geo Point Nevada, and governs Geo Point Nevada’s and Geo Point Utah’s respective rights, responsibilities and obligations after the spin-off date with respect to taxes.  Below is a summary of the material terms of the Tax Matters Agreement, including the provisions relating to indemnification of each party:

•

Geo Point Utah will have the responsibility of filing all consolidated tax returns required or necessary on the Divisions or other assets and operations conveyed to Geo Point Nevada to the spin-off date or record date, and thereafter, each party will be responsible for its respective tax return filings and the right to any refunds.

•

Geo Point Utah shall have the final determination of allocations and preparation and other decisions with respect to all pre-spin-off date or record date tax returns, including the manner of preparation, how any item is reported, whether extension will be sought or obtained, any available elections, whether claims for refunds will be made, whether refunds will be paid or credited against any liability and whether to retain outside firms to prepare the tax returns.

•

Geo Point Utah shall be liable for all taxes of Geo Point Nevada prior to the spin-off date or record date, while Geo Point Nevada will be similarly liable for all taxes following the spin-off date or record date.

•

Apportionment of certain property taxes and exemptions may be made as of the spin-off date or record date.

•

There shall be an accounting provided by the parties for any claim made against the other for taxes related to obligations under the Agreement.

•

Each shall be responsible to the other for any act or omission respecting the spin-off or that is inconsistent with any tax opinion or supplemental tax opinion obtained, any acquisition of stock or assets of either or any issuances of stock by either.

•

Each shall be liable for their respective portion of any exchange taxes incurred in the spin-off.

•

There are mutual indemnification provisions related to the covenants and obligations of each to the other.

Copies of the Separation Agreement and the Tax Matters Agreement are attached hereto and incorporated by reference.  See Item 9.01.  This summary is modified in its entirety by such reference.

Information about officers and directors of Geo Point Nevada following the spin-off.

The following persons are the current executive officers and directors of Geo Point Nevada:

Name	Positions Held	Date of Election or Designation	Date of Termination or Resignation
William C. Lachmar	President Director and Treasurer	June 13, 2012	*
Jeffrey R. Brimhall	Secretary	June 13, 2012	*

*

Presently serve in the capacities indicated.

Background and Business Experience

William C. Lachmar.  Mr. Lachmar has served as the Manager of the Environmental and Engineering Divisions of Geo Point Utah and served as its President and a director from its inception in 1997 to his respective resignations from these positions on October 28, 2010, and March 29, 2010.  He also served as its CEO, CFO and Secretary of Geo Point Utah from May 9, 2006, until his resignations on March 29, 2010 (as CEO and CFO) and August 14, 2007 (Secretary).  Mr. Lachmar is a registered geologist in both California and Texas, and is a member of the American Association of Petroleum Geologists, the Association of Ground Water Scientists and Engineers, the Society of Environmental Geoscientists, and the Houston Geological Society.  Mr. Lachmar received a B.S. in geology from the University of California at Los Angeles in 1979.  Mr. Lachmar is 56 years of age.

Jeffrey R. Brimhall.  Mr. Brimhall currently serves as Geo Point Nevada’s Secretary and is a director of Geo Point Utah and its Secretary.  He served as the CFO of Geo Point Utah from March 29, 2010, until December 14, 2010.  Mr. Brimhall has several years of accounting and financial reporting experience.  He is currently a Financial Reporting Supervisor with Resolute Energy Corp. of Denver, Colorado, and was previously an audit supervisor and audit associate with Hein & Associates LLP and Grant Thornton LLP, respectively.  Mr. Brimhall earned his B.S. in Accounting from Brigham Young University in 2005 and is a Certified Public Accountant licensed in the State of Colorado.  Mr. Brimhall is also a director of Caspian Services, Inc.   Mr. Brimhall is 31 years of age.

Key Employees

William C. Lachmar, in addition to being Geo Point Nevada’s President, Manager and sole director, is also the primary reason and contact person customers of the Environmental and Engineering Divisions transferred by Geo Point Utah to Geo Point Nevada refer business to or contract for business with these Divisions.  If Mr. Lachmar were to leave or otherwise become unavailable to manage the business operations of Geo Point Nevada for any other reason, it would seriously harm Geo Point Nevada’s current and future business prospects and operating results and financial condition.

Information about principal stockholders of Geo Point Nevada following the spin-off.

The following table summarizes certain information with respect to the beneficial ownership of Geo Point Nevada’s shares, immediately after the spin-off, assuming the spin-off date was October 24, 2012:

Name of Beneficial Owner (1),(2) and (3)	Amount and Nature of Beneficial Ownership	Owner %	Late Reports
10% Stockholders:
Gafur Kassymov(2)	10,000,000	33.3%
Directors:
William C. Lachmar	0	0	0
Executive Officers:
William C. Lachmar, Chief Executive Officer	0	0	0
Jeffrey R. Brimhall, Secretary(2)	0	0	0
All directors and executive officers as a group (two persons)	0	0	0
All Other Shareholders	20,065,000	66.7%
Total Shares in Issue	30,065,000	100.0%
(1)	The address of each director and officer is c/o Geo Point Technologies, Inc., 2319 Foothill Drive, Suite 160, Salt Lake City, Utah 84109.
(2)	Gafur Kassymov is the President and a director and Chairman of the Board of Geo Point Utah, and the General Director of Sinur.
(3)

Jeffrey T. Jensen, who is the President and a director of Geo Point Utah, owns 16,000 shares of Geo Point Utah and assuming he retains these shares, will receive 16,000 shares of Geo Point Nevada in the spin-off dividend,

Item 2.01  Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 9.01  Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.

(b)

Pro forma financial information.

INDEX

Page

Pro-Forma Financial Statements of Geo Point Technologies Corporation

Pro-Forma Condensed Balance Sheet as of June 30, 2012	8

Pro-Forma Condensed Statement of Operations for the three months ended June 30, 2012	9

Pro-Forma Condensed Statement of Operations for the year ended March 31, 2012	10

Notes to unaudited Pro-Forma Condensed Financial Statements	11

See accompanying notes

	As Reported	Pro-Forma Adjustments		Pro-Forma
Revenues:				
Refining	$ 216,966	$ -		$ 216,966
Environmental services	27,154	(27,154)	(3)	-
Total revenues	244,120	(27,154)		216,966
Cost and operating expenses:				
Cost of refining revenues	194,125	-		194,125
Cost of environmental services	7,614	(7,614)	(3)	-
General and administrative	130,581	(58,286)	(3)	72,295
Depreciation	87,516	(1,000)	(3)	86,516
Total expenses	419,836	(66,900)		352,936
Operating loss	(175,716)	39,746		(135,970)
Other income (expense):				
Interest expense	(107,221)	1,200	(3)	(106,021)
Total other income (expense)	(107,221)	1,200		(106,021)
Net loss	$ (282,937)	$ 40,946		$ (241,991)
Net loss per share:				
Basic and diluted	$ (0.01)			$ (0.01)
Weighted average number of common shares:				
Basic and diluted	30,065,000		(4)	30,065,000

See accompanying notes

See accompanying notes

GEO POINT TECHNOLOGIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

FINANCIAL STATEMENTS

Basis of presentation

On June 13, 2012, the Board of Directors of Geo Point Technologies, Inc. (the “Company”, “we”, “our,” “us” or words of similar import), approved a stock dividend that will result in a spin-off (“Spin-Off”) of all of our Geo Point Resources, Inc (“Geo Point Nevada”) common stock to our stockholders, pro rata, on the record date. Geo Point Nevada, a wholly-owned subsidiary of the Company, was incorporated on June 13, 2012 and into which we simultaneously authorized the conveyance of the segment of our business comprising all of our Environmental and Engineering Divisions’ assets, business, operations, rights or otherwise, along with our “Hydrocarbon Identification Technology” License Agreement with William C. Lachmar dated January 31, 2008, subject to the assumption of all related liabilities and the indemnification of us from any such liabilities by Geo Point Nevada.  The Spin-Off is expected to have a record date of that is 10 days after the effective date of its Registration Statement that was filed by Geo Point Nevada with the Securities and Exchange Commission and the Utah Division of Securities on October 24, 2012 (“Record Date”).  We will retain and focus our efforts on our oil refining operations in Karatau, Kazakhstan.

The Spin-Off will be pro rata, effected through a stock dividend, based on a one (1) for one (1) ratio of the only class of outstanding securities of the Company, common stock, amounting to 30,065,000 shares; no change in this number of our outstanding shares is expected to occur prior to the Record Date. Each stockholder at the close of business on the Record Date will receive one (1) share of Geo Point Nevada common stock for every one (1) share of the Company held.

The accompanying pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012. The unaudited pro forma condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had such transactions taken place at the beginning of the respective periods.

We are providing this information to aid you in your analysis of the financial aspects of the Spin-Off. The unaudited pro forma condensed financial statements described above should be read in conjunction with the historical financial statements of the Company and the related notes thereto.

The unaudited pro forma condensed balance sheet was prepared assuming the transaction closed on June 30, 2012. The unaudited pro forma condensed statements of operations were prepared as if the acquisition had taken place at the beginning of the respective periods for the three months ended June 30, 2012 and the year ended March 31, 2012.

The columns captioned “As Reported” represents the balance sheet of the Company as of June 30, 2012 and the related statements of operations for the three months ended June 30, 2012 and the year ended March 31, 2012 as reported in the Company’s 10- Q and 10-K filed with the Securities Exchange Commission.

The unaudited pro forma condensed balance sheet and statements of operations of the Company have been prepared to give effect to the following pro forma adjustments:

(1)

Reflects the removal of assets and liabilities attributable to the Geo Point Nevada. The net offset of liabilities in excess of assets is recorded to additional paid in capital as the Company has an accumulated deficit. Amounts were derived through review of transactions in which were directly related to the operations of Geo Point Nevada.

(2)

Reflects the removal of the financial results attributable to Geo Point Nevada for year ended March 31, 2012.  Amounts were derived through review of transactions in which were directly related to the operations of Geo Point Nevada.

(3)

Reflects the removal of the financial results attributable to Geo Point Nevada for the three months ended June 30, 2012.

(4)

The Company did not have any dilutive securities for the periods presented.

(c)

Exhibits.

10.1

Separation Agreement

10.2

Tax Matters Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT TECHNOLOGIES, INC., a Utah

corporation

Date:  October 30, 2012

Jeffrey T. Jensen_______________________

Jeffrey T. Jensen, President and CEO